EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act, I, Gregory Witchel, certify that:

1. To the best of my knowledge and belief, the Annual Report on Form 10-KSB filed with the Securities and Exchange Commission on October 13, 2005 by DiaSys Corporation and to which this certification is appended fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

2. The information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of DiaSys Corporation ..

October 13, 2005
S/GREGORY WITCHEL
Gregory Witchel, Chief Executive Officer

A signed original of this written statement required by Section 906 has been provided to DiaSys Corporation and will be retained by DiaSys Corporation and furnished to the Securities and Exchange Commission or its staff upon request.